EXHIBIT P



                             JOINT FILING AGREEMENT

         The undersigned agree that this Amendment No. 7 executed April 6, 2009 relating to the Common Shares (par value $0.125 per share) of Cliffs Natural Resources Inc. shall be filed on behalf of the undersigned.


                                HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

                                By:  Harbinger Capital Partners LLC

                                By:  Harbinger Holdings, LLC,
                                     Managing Member


                                By:  /s/ Philip Falcone
                                     ----------------------------------------
                                     Name:  Philip Falcone
                                     Title: Managing Member


                                HARBINGER CAPITAL PARTNERS LLC

                                By:  Harbinger Holdings, LLC,
                                     Managing Member


                                By:  /s/ Philip Falcone
                                     ----------------------------------------
                                     Name:  Philip Falcone
                                     Title: Managing Member



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                                HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS
                                FUND, L.P.

                                By:  Harbinger Capital Partners Special
                                     Situations GP, LLC

                                By:  Harbinger Holdings, LLC, Managing Member


                                By:  /s/ Philip Falcone
                                     ----------------------------------------
                                     Name:  Philip Falcone
                                     Title: Managing Member


                                HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS GP, LLC


                                By:  Harbinger Holdings, LLC, Managing Member


                                By:  /s/ Philip Falcone
                                     ----------------------------------------
                                     Name:  Philip Falcone
                                     Title: Managing Member


                                HARBINGER HOLDINGS, LLC


                                By:  /s/ Philip Falcone
                                     ----------------------------------------
                                     Name:  Philip Falcone
                                     Title: Managing Member



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                                /s/ Philip Falcone
                                ---------------------------------------------
                                Philip Falcone





April 6, 2009



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